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                                                                   EXHIBIT 10.30


                                  ASSIGNMENT
                                      OF
                               JOINT EXPLORATION
                                      AND
                             DEVELOPMENT AGREEMENT


     This Assignment is entered into among Camwest Limited Partnership, an Arkansas limited partnership ("Camwest"), CamWest Exploration LLC, an Arkansas limited liability company ("Exploration"), Pinnacle Oil International, Inc. a Nevada corporation ("POII), Pinnacle Oil, Inc., a Nevada corporation ("POI"), and Pinnacle Oil Canada, Inc., a corporation formed under the laws of Canada ("POC"). POII, POI, and POC are referred to herein collectively as "Pinnacle".

     RECITALS:

     A. Camwest and Pinnacle entered into a Joint Exploration and Development Agreement dated as of April 3, 1998 (the "Development Agreement").

     B. Exploration has been formed by the members of Camwest to fund the capital requirements of and pursue the opportunities under the Development Agreement.

     C. In accordance with the terms hereof, Camwest wishes to assign its rights under the Development Agreement to Exploration.

     NOW THEREFORE in consideration of the above premises and the mutual promises stated below, the parties agree as follows:

     1.  Assignment.  In exchange for the considerations set forth below and the
         ----------
         mutual promises stated herein, Camwest hereby assigns to Exploration, and Exploration hereby accepts the assignment of, all of Camwest's right, title, and interest in, to, and under the Development Agreement. In consideration for the assignment set forth above, Exploration hereby agrees to reimburse Camwest for all cost and expenses heretofore incurred by Camwest with respect to the Development Agreement. The foregoing assignment shall be subject to the condition that Chase Bank of Texas, a secured creditor of Camwest, consents to such assignment.

     2.  Assumption.  Exploration hereby assumes and agrees to perform, satisfy,
         ----------
         and otherwise discharge all obligations of Camwest under the Development Agreement and to indemnify and hold Camwest harmless with respect to the same. Exploration further covenants with Pinnacle to carry out all obligations of Camwest under the Development Agreement and to be bound unequivocally by all terms and provisions of the Development Agreement.

     3.  Consent.  Pinnacle by its signature below does hereby consent to the
         -------
         assignment hereunder by Camwest of its interest in the Development Agreement to Exploration.

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     4.  Counterparts.  This Assignment may be executed in any number of
         ------------
         counterparts, and each of such counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one document.

     IN WITNESS WHEREOF, the parties have caused this Assignment of Joint Exploration and Development Agreement to be executed as of the ____ day of March, 2000.


                                     Camwest Limited Partnership

                                     By:  Camwest, Inc., General Partner


                                     By: /s/ Jackson Farrow Jr
                                        -----------------------------------

                                     Title: Vice President
                                           --------------------------------


                                     CamWest Exploration LLC

                                     By:  Camwest, Inc., Manager


                                     By: /s/ Jackson Farrow Jr
                                        -----------------------------------
                                     Title: Vice President
                                           --------------------------------


                                     Pinnacle Oil International, Inc.


                                     By: George Liszicasz
                                        -----------------------------------
                                     Title: CEO
                                           --------------------------------


                                     Pinnacle Oil, Inc.


                                     By: George Liszicasz
                                        -----------------------------------
                                     Title: CEO
                                           --------------------------------

                                     Pinnacle Oil Canada, Inc.


                                     By: George Liszicasz
                                        -----------------------------------
                                     Title: CEO
                                           --------------------------------

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